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                                                                   EXHIBIT 10.14

                              EIGHTH AMENDMENT TO
                 FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

     THIS EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of the 30th day of May, 2001, by and among PLAINS
 ---------
RESOURCES INC., a Delaware corporation (the "Company"), FIRST UNION NATIONAL
                                             -------
BANK (assignee of ING (U.S.) Capital LLC, successor in interest to ING (U.S.) Capital Corporation), as Agent ("Agent"), and the Lenders named herein.
                                 -----

                             W I T N E S S E T H:

     WHEREAS, the Company, Agent and Lenders entered into that certain Fourth Amended and Restated Credit Agreement dated as of May 22, 1998, as amended by a First Amendment to Fourth Amended and Restated Credit Agreement dated November 17, 1998, a Second Amendment to Fourth Amended and Restated Credit Agreement dated March 15, 1999, a Third Amendment to Fourth Amended and Restated Credit Agreement dated June 21, 1999, a Fourth Amendment to Fourth Amended and Restated Credit Agreement dated September 15, 1999, a Fifth Amendment to Fourth Amended and Restated Credit Agreement dated December 1, 1999, a Limited Waiver and Consent dated as of January 28, 2000, a Sixth Amendment to Fourth Amended and Restated Credit Agreement dated as of June 12, 2000 and a Seventh Amendment to Fourth Amended and Restated Credit Agreement dated as of October 11, 2000 (as amended, the "Original Agreement") for the purposes and consideration therein
              ------------------
expressed, pursuant to which Lenders became obligated to make and made loans to the Company as therein provided; and

     WHEREAS, the Company, Agent and Lenders desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                   ARTICLE I. -- Definitions and References
                                 --------------------------

     (S) 1.1.  Terms Defined in the Original Agreement.  Unless the context
               ---------------------------------------
otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2.  Other Defined Terms.  Unless the context otherwise requires, the
               -------------------
following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

               "Amendment" means this Eighth Amendment to Fourth Amended and
                ---------
     Restated Credit Agreement.

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               "Amendment Documents" means this Amendment.
                -------------------

               "Credit Agreement" means the Original Agreement as amended
                ----------------
                hereby.


                           ARTICLE II. -- Amendments
                                          ----------

     (S) 2.1.  Definitions.  (a) The definitions of "PAAI Transfer" and
               -----------
"Revolving Credit Termination Date" set forth in Section 1.01 of the Original Agreement are hereby amended in their entirety to read as follows:

     "PAAI Transfer" shall mean the occurrence of any of the following:
      -------------

     (i) The Company, either directly or indirectly, shall cease to be the legal and beneficial owner of 100% of the outstanding capital stock of PAAI or 100% of the outstanding limited liability company interests of PAAI LLC.

     (ii) PAAI shall cease to be the legal and beneficial owner of 75% or more of the ownership interests (including all securities which are convertible into ownership interests) of Plains All American GP LLC owned by PAAI immediately following the consummation of the PAAI Sale Transaction.

     (iii) The Company or any of its Subsidiaries, PAAI or PAAI LLC, or any successor (by conversion, merger or otherwise) of any of them, or any combination of the foregoing Persons, either directly or indirectly, shall cease to be the legal and beneficial owner of 75% or more in the aggregate of the number of limited partner units of the MLP owned either directly or indirectly by the Company or any of its Subsidiaries, PAAI, PAAI LLC or each successor (by conversion, merger or otherwise) of each of them, or any combination of the foregoing Persons, in the aggregate immediately following the consummation of the PAAI Sale Transaction.

          "Revolving Credit Termination Date" shall mean the earlier of (a) July
           ---------------------------------
     1, 2003 and (b) the date on which the Commitment is reduced to zero or terminated pursuant to Section 2.03 hereof.

     (b)  The following definition of "PAAI Sale Transaction" is hereby added to
Section 1.1 of the Original Agreement immediately following the definition of "PAAI", to read as follows:

          "PAAI Sale Transaction" means those transactions generally set forth in the Company's Form 8-K filed with the Securities and Exchange Commission on May 10, 2001 whereby the Company, PAAI and PAAI, LLC have entered into one or more agreements providing in part for the sale and transfer by PAAI of a portion of its general partner interests in the MLP and by PAAI LLC of certain of its subordinated interests in the MLP, together with all other transfers contemplated in connection therewith.

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     (S) 2.2.  Repayment of Term Loans.  Section 3.01(b) of the Original
               -----------------------
Agreement is hereby amended in its entirety to read as follows:

               (b) The Company will repay the principal of the Term Loans in eight installments payable on each Quarterly Date beginning October 1, 2003, with the final installment being due and payable on or before July 1, 2005. Each such installment shall be equal to one-eighth of the original principal amount of the Term Loans as of the Revolving Credit Termination Date. In any event all unpaid principal and interest shall be due and payable in full on the final maturity of July 1, 2005. As set forth in
     Section 2.07(c), all optional and mandatory prepayments made on the Term Loans shall be applied to the scheduled installments in inverse order of their maturity.

     (S) 2.3.  Investments -- Stock Repurchases. Clause (c) of Section 8.11 of
               --------------------------------
the Original Agreement, excluding the proviso at the end thereof, is hereby amended to read as follows:

     (c) one or more Dividend Payments in cash, all such cash payments made on and after June 1, 2001 not to exceed $60,000,000 in the aggregate, to purchase, redeem, retire or otherwise acquire or effect the conversion of any shares of any one or more classes of stock of the Company,

     (S) 2.4.  Waiver re: Value Assurance to Purchasers of the MLP's
               -----------------------------------------------------
Subordinated Units. In connection with the PAAI Sale Transaction, the Company
------------------
may agree to make certain payments to the purchasers of the subordinated units issued by the MLP sold thereby in an annual amount equal to $1.85 per such sold subordinated unit minus the aggregate amount of all distributions per such sold subordinated unit made by the MLP during such period. Such agreement, and payments made pursuant thereto, may violate Section 8.35(b) of the Credit Agreement, which would constitute an Event of Default under Section 9(d). Lenders hereby consent to such agreement by the Company and any payments made in connection therewith, and waive any violation of Section 8.35(b) or any Event of Default caused thereby, provided, in no event shall such aggregate amount paid
                        --------
by the Company to such holders with respect to any fiscal year exceed
$10,020,000.

     (S) 2.5.  Consent re: Affiliate Transition Agreements.  In connection with
               -------------------------------------------
the PAAI Sale Transaction, the Company and/or its Subsidiaries may enter into transitional agreements with Unrestricted Subsidiaries with respect to certain management and operational matters, and such transactions with such Unrestricted Subsidiaries may violate Section 8.35(b) of the Credit Agreement, which would constitute an Event of Default under Section 9(d) of the Credit Agreement . Lenders hereby consent to the Company and/or its Subsidiaries entry into such transitional agreements with such Unrestricted Subsidiaries and waive any violation of Section 8.35(b) or Event of Default caused thereby; provided, such
                                                                 --------
transitional agreements shall be on terms which are no less favorable to the Company or such Subsidiary than those which would have been obtainable at the time in arm's-length transactions with Persons other than such Unrestricted Subsidiaries.

     (S) 2.6.  Conversion of Series H Preferred; Retirement of Series F
               --------------------------------------------------------
Preferred.  In connection with the PAAI Sale Transaction, the Company may (i)
---------
convert certain outstanding

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shares of the Company's Series H Convertible Preferred Stock into common stock of the Company, and (ii) receive and retire certain outstanding shares of the Company's Series F Cumulative Convertible Preferred Stock, in each case without cash payment by the Company to the holders thereof. In addition, the Company may convert certain additional outstanding shares of the Company's Series F Cumulative Convertible Preferred Stock into common stock of the Company, subject to a cash payment by the Company to such holders in an amount with respect to dividends accruing thereon until the consummation of the PAAI Sale Transaction. Lenders hereby confirm that the conversion of such Series H Preferred Stock and Series F Cumulative Convertible Preferred Stock, and the retirement of such additional Series F Cumulative Convertible Preferred Stock, but not any cash payment by the Company to any holder of such Series F Cumulative Convertible Preferred Stock in exchange therefor, will not constitute a Dividend Payment. Furthermore, Lenders hereby consent to the cash payment by the Company to such holders of such Series F Cumulative Convertible Preferred Stock to effect such conversion thereof, and waive any Event of Default related thereto, provided,
                                                                    --------
the aggregate amount of all such payments shall not exceed $1,700,000 in the aggregate.

     (S) 2.7.  New Borrowing Base -- PAAI Transfer.  The consummation of the
               -----------------------------------
PAAI Sale Transaction will constitute a PAAI Transfer and entitle Lenders to a redetermination of the Borrowing Base pursuant to Section 2.08. Pursuant to
Section 2.08 of the Credit Agreement, Agent hereby notifies the Company that Supermajority Lenders have redetermined the Borrowing Base as $225,000,000, effective for the period beginning on and including the date hereof and continuing until but not including the next date as of which the Borrowing Base is redetermined. Lenders hereby waive their right to redetermine the Borrowing Base upon the consummation of the PAAI Sale Transaction and resultant PAAI Transfer.

                  ARTICLE III. -- Conditions of Effectiveness
                                  ---------------------------

     (S) 3.1.  Effective Date.  This Amendment shall become effective
               --------------
contemporaneous with the consummation of the PAAI Sale Transaction when and only when (i) Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by the Company and each Lender, and (ii) Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent:

               (A) Officer's Certificate. A certificate of a duly authorized
                   ---------------------
     officer of the Company to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the date thereof.

               (B) Supporting Documents.  Such supporting documents as Agent may
                   --------------------
     reasonably request.

                 ARTICLE IV. -- Representations and Warranties
                                ------------------------------

     (S) 4.1.  Representations and Warranties of the Company.  In order to
               ---------------------------------------------
induce Agent and Lenders to enter into this Amendment, the Company represents and warrants to Agent and Lenders that:

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          (a) The representations and warranties contained in Section 7 of the
     Original Agreement, are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority Lenders[, subject to, in regard to the penultimate sentence of Section 7.02, the Unauthorized Trading Losses, as referred to in the Company's annual report on Form 10-K for the year ended December 31, 1999.] No Default has occurred and is continuing.

          (b) The Company and the Subsidiaries are duly authorized to execute and deliver this Amendment and the other Amendment Documents to the extent a party thereto, and the Company is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. The Company and the Subsidiaries have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents, to the extent a party thereto, and to authorize the performance of their respective obligations thereunder.

          (c) The execution and delivery by the Company and the Subsidiaries of this Amendment and the other Amendment Documents, to the extent a party thereto, the performance by the Company and the Subsidiaries of their respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate or articles of incorporation and bylaws of the Company or any Subsidiary, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Company or any Subsidiary, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Company or any Subsidiary, except in favor of Agent for the benefit of Lenders. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Company or any Subsidiary of this Amendment or any other Amendment Document, to the extent a party thereto, or to consummate the transactions contemplated hereby and thereby.

          (d) When this Amendment and the other Amendment Documents have been duly executed and delivered, each of the Basic Documents, as amended by this Amendment and the other Amendment Documents, will be a legal and binding instrument and agreement of the Company and the Subsidiaries, to the extent a party thereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally and to general principles of equity).

                          ARTICLE V. -- Miscellaneous
                                        -------------

     (S) 5.1.  Ratification of Agreements.  The Original Agreement, as hereby
               --------------------------
amended, is hereby ratified and confirmed in all respects. The Basic Documents, as they may be amended or affected by this Amendment and/or the other Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Basic Document shall

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be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Basic Document nor constitute a waiver of any provision of the Credit Agreement or any other Basic Document.

     (S) 5.2.  Ratification of Security Documents.  The Company, Agent and
               ----------------------------------
Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and is secured indebtedness under, and is secured by, each and every Security Document to which the Company is a party. The Company hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the Company described as collateral in any Security Document.

     (S) 5.3.  Survival of Agreements.  All representations, warranties,
               ----------------------
covenants and agreements of the Company herein and in the other Amendment Documents shall survive the execution and delivery of this Amendment and the other Amendment Documents and the performance hereof and thereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Company or any Subsidiary hereunder, under the other Amendment Documents or under the Credit Agreement to Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, the Company under this Amendment and under the Credit Agreement.

     (S) 5.4.  Basic Documents.  This Amendment and each of the other Amendment
               ---------------
Documents is a Basic Document, and all provisions in the Credit Agreement pertaining to Basic Documents apply hereto and thereto.

     (S) 5.5.  GOVERNING LAW.  THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS
     --------  ----------------------------------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
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NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL
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RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.
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     (S) 5.6.  Counterparts.  This Amendment and each of the other Amendment
               ------------
Documents may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment or Amendment Document, as the case may be.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              PLAINS RESOURCES INC.

                              By:___________________________________________
                                 Name:
                                 Title:

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                              FIRST UNION NATIONAL BANK,
                              as Agent, LC Issuer and a Lender

                              By: /s/ Robert R. Wetteroff
                                 ____________________________________________
                                 Robert R. Wetteroff, Senior Vice President


                              FLEET NATIONAL BANK
                              (f/k/a BankBoston, N.A.), Lender

                              By: /s/ Terrence Ronan
                                 ____________________________________________
                                 Terrence Ronan, Managing Director


                              BANK OF AMERICA, N.A., Lender

                              By:____________________________________________
                                 Name:
                                 Title:


                              WELLS FARGO BANK (TEXAS),
                              NATIONAL ASSOCIATION, Lender

                              By:____________________________________________
                                 Name:
                                 Title:


                              THE CHASE MANHATTAN BANK
                              (successor to Chase Bank of Texas, N.A.), Lender

                              By:____________________________________________
                                 Name:
                                 Title:


                              COMERICA BANK-TEXAS, Lender

                              By:____________________________________________
                                 Name:
                                 Title:

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                              FORTIS CAPITAL CORP.
                              (f/k/a MeesPierson Capital Corp.), Lender

                              By:____________________________________________
                                 Name:
                                 Title:

                              By:____________________________________________
                                 Name:
                                 Title:


                              BANK OF SCOTLAND, Lender

                              By:____________________________________________
                                 Name:
                                 Title:

                              U.S. BANK NATIONAL ASSOCIATION, Lender

                              By:____________________________________________
                                 Name:
                                 Title:


                              HIBERNIA NATIONAL BANK, Lender

                              By:____________________________________________
                                 Name:
                                 Title:

                              GENERAL ELECTRIC CAPITAL CORPORATION, Lender

                              By:____________________________________________
                                 Name:
                                 Title:


                              BANK ONE, NA (MAIN OFFICE CHICAGO), Lender

                              By:____________________________________________
                                 Name:
                                 Title:

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                             CONSENT AND AGREEMENT
                             ---------------------

     Each of the undersigned Subsidiary Guarantors hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby
(i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Amended and Restated Guaranty dated May 22, 1998 made by it for the benefit of Agent and Lenders, and
(iv) expressly acknowledges and agrees that such Subsidiary Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Notes pursuant to the terms of such Amended and Restated Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                         PLAINS RESOURCES INTERNATIONAL INC.
                         STOCKER RESOURCES, INC.
                         PLAINS ILLINOIS INC.


                         By: /s/ Phil Kramer
                            ____________________________________________
                            Phil Kramer, Executive Vice President


                         STOCKER RESOURCES, L.P.

                         By:  Stocker Resources, Inc.,
                              its General Partner


                              By: /s/ Phil Kramer
                                 _______________________________________
                                 Phil Kramer, Executive Vice President

                                       9
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     The undersigned Subsidiary Guarantor hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby (i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Guaranty dated July 1, 1999 made by it for the benefit of Agent and Lenders, and (iv) expressly acknowledges and agrees that such Subsidiary Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Notes pursuant to the terms of such Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                         ARGUELLO INC.


                         By:____________________________________________
                              Name:
                              Title:

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